UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2013

EZCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As disclosed below, EZCORP, Inc., a Delaware corporation (formerly named EZMergeco, Inc. as discussed below, and referred to herein as “EZCORP”) became the successor issuer to EZCORP, Inc., a Delaware corporation (“Old EZCORP”), on October 2, 2013. This Current Report on Form 8-K is being filed for the purpose of establishing EZCORP as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K with respect to Old EZCORP prior to and including October 2, 2013 and EZCORP as of October 2, 2013. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of EZCORP Class A Non-Voting Common Stock, par value $0.01 per share (“EZCORP Class A Non-Voting Common Stock”), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.
Item 1.01 — Entry into a Material Definitive Agreement.
On October 2, 2013, pursuant to the Agreement and Plan of Merger, dated as of October 1, 2013 (the “Merger Agreement”), between Old EZCORP and EZMergeco, Inc., a Delaware corporation and a newly formed direct wholly owned subsidiary of Old EZCORP (“MergeCo”), in an internal reorganization transaction structured as a merger, Old EZCORP merged with and into MergeCo, with MergeCo continuing as the surviving corporation (the “Reorganization”). At the effective time of the Reorganization, MergeCo changed its name to “EZCORP, Inc.” (referred to herein as “EZCORP”) and succeeded to all of the assets and liabilities of Old EZCORP. EZCORP has conducted and will continue to conduct the same business and operations as Old EZCORP immediately prior to the Reorganization.
At the effective time of the Reorganization, each issued and outstanding share of Class A Non-Voting Common Stock, par value $0.01 per share, of Old EZCORP (“Old EZCORP Class A Non-Voting Common Stock”) was converted into or exchanged for one share of EZCORP Class A Non-Voting Common Stock, and each issued and outstanding share of Class B Voting Common Stock, par value $0.01 per share, of Old EZCORP (“Old EZCORP Class B Voting Common Stock”) was converted into or exchanged for one share of EZCORP Class B Voting Common Stock, par value $0.01 per share (“EZCORP Class B Voting Common Stock”). Such conversion or exchange was automatic by operation of law and required no action on the part of the holders of such shares. The rights of the holders of EZCORP Class A Non-Voting Common Stock and EZCORP Class B Voting Common Stock are identical to their rights as holders of Old EZCORP Class A Non-Voting Common Stock and Old EZCORP Class B Voting Common Stock, respectively, immediately prior to the Reorganization. Following the Reorganization, the shares of EZCORP Class A Non-Voting Common Stock have continued to trade on The NASDAQ Global Select Market without interruption under the trading symbol “EZPW” and under the same CUSIP number. Stock certificates that represented shares of Old EZCORP Class A Non-Voting Common Stock and Old EZCORP Class B Voting Common Stock prior to the Reorganization represent the same number of shares of EZCORP Class A Non-Voting Common Stock and EZCORP Class B Voting Common Stock, respectively, following the Reorganization. It is not necessary for stockholders to surrender or exchange their stock certificates.
At the effective time of the Reorganization, each share of capital stock of Old EZCORP that was held by Old EZCORP as a treasury share immediately prior to the effective time of the Reorganization and each share of capital stock of EZCORP that was issued and outstanding immediately prior to the effective time of the Reorganization was cancelled and retired with no consideration issued or delivered in exchange therefor. Old EZCORP’s stockholders will not recognize any gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Old EZCORP Class A Non-Voting Common Stock or Old EZCORP Class B Voting Common Stock, as applicable, in connection with the Reorganization.
The Reorganization was approved by MS Pawn Limited Partnership, the holder of 100% of the outstanding shares of Old EZCORP Class B Voting Common Stock. Pursuant to the certificate of incorporation of Old EZCORP and the General Corporation Law of the State of Delaware (the “DGCL”), only the shares of Old EZCORP Class B Voting Common Stock were entitled to vote upon the Reorganization, and no vote or other action was required by the holders of the outstanding shares of Old EZCORP Class A Non-Voting Common Stock in order to approve the Reorganization.
The amended and restated certificate of incorporation and by-laws of EZCORP are substantially similar in all material respects to the amended certificate of incorporation and by-laws of Old EZCORP in effect prior to the Reorganization, except that the amended and restated certificate of incorporation of EZCORP authorizes 55,550,000 shares of EZCORP Class A Non-Voting Common Stock. Further, EZCORP’s directors are the same as Old

EZCORP’s directors, and the board of directors of EZCORP has the same board of director committees with the same members as Old EZCORP. EZCORP’s board of director committee charters and corporate governance policies are the same as Old EZCORP’s board of director committee charters and corporate governance policies. In addition, EZCORP’s officers are the same as Old EZCORP’s officers, holding the same titles and positions which such officers held with Old EZCORP immediately prior to the effective time of the Reorganization.
At the effective time of the Reorganization, EZCORP assumed, adopted and continued those employee benefit plans and arrangements of Old EZCORP in existence immediately prior to the Reorganization (the “Benefit Plans”). Accordingly, EZCORP became the sponsor of each Benefit Plan and has assumed all of the powers, authorities, duties, responsibilities and obligations of Old EZCORP under each Benefit Plan, and each outstanding and unexercised option, grant, right to purchase or other right to acquire Old EZCORP Class A Non-Voting Common Stock was converted into the same option, grant, right to purchase or other right to acquire shares of EZCORP Class A Non-Voting Common Stock, at the same exercise or conversion price per share, and at the same terms and subject to the same conditions, as set forth in the applicable Benefit Plan in effect at the effective time of the Reorganization. In addition, the same number of shares of EZCORP Class A Non-Voting Common Stock have been reserved for purposes of the Benefit Plans as is equal to the number of shares of Old EZCORP Class A Non-Voting Common Stock so reserved as of the effective time of the Reorganization.
As a result of the Reorganization, EZCORP became the successor issuer to Old EZCORP pursuant to Rule 12g-3(a) under the Exchange Act. Old EZCORP will file post-effective amendments to each previously effective Old EZCORP registration statement on Form S-3 (File Nos. 333-155394, 333-179379 and 333-186123), the previously effective Old EZCORP registration statement on Form S-4 (File No. 333-170972) and each previously effective Old EZCORP registration statement on Form S-8 (File Nos. 333-108847, 333-122116, 333-140492 and 333-166950). EZCORP expects to refile one or more of these registration statements under the Securities Act of 1933 (the “Securities Act”).
In connection with the Reorganization, on October 1, 2013, EZCORP and Old EZCORP entered into an Assumption Agreement (the “Assumption Agreement”) whereby at the effective time of the Reorganization EZCORP (i) assumed the rights and obligations of Old EZCORP under the Credit Agreement, dated as of May 10, 2011, by and among Old EZCORP, the guarantors identified therein, the lenders identified therein and Wells Fargo Bank, National Association, as administrative agent, as amended and in effect at the time of the Reorganization (the “Credit Agreement”), and (ii) became the borrower under the Credit Agreement.
The foregoing descriptions of the Merger Agreement, Assumption Agreement, EZCORP amended and restated certificate of incorporation and EZCORP by-laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, Assumption Agreement, EZCORP amended and restated certificate of incorporation and EZCORP by-laws, which are filed as Exhibits 2.1, 10.1, 3.1 and 3.2 hereto, respectively, and each of which is incorporated herein by reference.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
As disclosed above, in connection with the Reorganization, on October 1, 2013, EZCORP and Old EZCORP entered into the Assumption Agreement whereby at the effective time of the Reorganization EZCORP assumed the rights and obligations of Old EZCORP under the Credit Agreement and became the borrower under the Credit Agreement. The foregoing description of the Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assumption Agreement, which is filed as Exhibit 10.1 hereto, and which is incorporated herein by reference.
Further, in the Reorganization, EZCORP assumed by operation of law all of the debts, liabilities, duties and other obligations of Old EZCORP and such debts, liabilities, duties and other obligations may be enforced against EZCORP to the same extent as if EZCORP had itself incurred or contracted such debts, liabilities, duties and other obligations. For more information about these debts, liabilities, duties and other obligations, see generally Old EZCORP’s Annual Report on Form 10-K for the year ended September 30, 2012, its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2012, March 31, 2012 and June 30, 2012, and its Current Reports on Form 8-K filed prior to the date hereof.
Item 3.03 — Material Modification to Rights of Security Holders.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
As disclosed above, at the effective time of the Reorganization, each issued and outstanding share of Old EZCORP Class A Non-Voting Common Stock was automatically and by operation of law converted into or exchanged for one share of EZCORP Class A Non-Voting Common Stock, and each issued and outstanding share of Old EZCORP Class B Voting Common Stock was automatically and by operation of law converted into or exchanged for one share of EZCORP Class B Voting Common Stock. The rights of the holders of EZCORP Class A Non-Voting Common Stock and EZCORP Class B Voting Common Stock are identical to their rights as holders of Old EZCORP Class A Non-Voting Common Stock and Old EZCORP Class B Voting Common Stock, respectively, immediately prior to the Reorganization. Following the Reorganization, the shares of EZCORP Class A Non-Voting Common Stock have continued to trade on The NASDAQ Global Select Market without interruption under the trading symbol “EZPW” and under the same CUSIP number. Stock certificates that represented shares of Old EZCORP Class A Non-Voting Common Stock and Old EZCORP Class B Voting Common Stock prior to the Reorganization represent the same number of shares of EZCORP Class A Non-Voting Common Stock and EZCORP Class B Voting Common Stock, respectively, following the Reorganization. It is not necessary for stockholders to surrender or exchange their stock certificates.
The foregoing description of the EZCORP Class A Non-Voting Common Stock does not purport to be complete and is qualified in its entirety by reference to the description of EZCORP Class A Non-Voting Common Stock, which is filed as Exhibit 4.1 hereto, and which is incorporated herein by reference. In addition, the foregoing description of the EZCORP Class A Non-Voting Common Stock and EZCORP Class B Voting Common Stock is qualified in its entirety by reference to the full text of the EZCORP amended and restated certificate of incorporation and EZCORP by-laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated herein by reference.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
In order to conform EZCORP’s board of directors to Old EZCORP’s board of directors, at the effective time of the Reorganization, Thomas H. Welch, Jr. resigned his position as sole director of EZCORP and each of the directors of Old EZCORP was appointed as a director of EZCORP. Further, at the effective time of the Reorganization, each of the officers of Old EZCORP was appointed to serve as an officer of EZCORP, holding the same title and position which each such officer held immediately prior to the effective time of the Reorganization. Such directors and officers of EZCORP will hold such positions with EZCORP until their respective successors have been elected and qualified, or until their respective earlier death, resignation or removal. For more information regarding EZCORP’s directors and executive officers, see generally Old EZCORP’s Annual Report on Form 10-K for the year ended September 30, 2012 and its subsequent Current Reports on Form 8-K filed prior to the date hereof.

As disclosed above, at the effective time of the Reorganization, EZCORP assumed, adopted and continued the Benefit Plans. Accordingly, EZCORP became the sponsor of each Benefit Plan and has assumed all of the powers, authorities, duties, responsibilities and obligations of Old EZCORP under each Benefit Plan, and each outstanding and unexercised option, grant, right to purchase or other right to acquire Old EZCORP Class A Non-Voting Common Stock was converted into the same option, grant, right to purchase or other right to acquire shares of EZCORP Class A Non-Voting Common Stock, at the same exercise or conversion price per share, and at the same terms and subject to the same conditions, as set forth in the applicable Benefit Plan in effect at the effective time of the Reorganization. In addition, the same number of shares of EZCORP Class A Non-Voting Common Stock have been reserved for purposes of the Benefit Plans as is equal to the number of shares of Old EZCORP Class A Non-Voting Common Stock so reserved as of the effective time of the Reorganization.

Accordingly, none of the compensatory arrangements for EZCORP’s directors and executive officers were affected by the Reorganization and continue in full force and effect in accordance with their terms. None of EZCORP’s directors, officers or employees received any additional or special compensation in connection with or as a result of the Reorganization. For more information regarding the continuing compensatory arrangements for EZCORP’s directors and executive officers, see generally Old EZCORP’s Annual Report on Form 10-K for the year ended September 30, 2012 and its subsequent Current Reports on Form 8-K filed prior to the date hereof.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
As disclosed above, at the effective time of the Reorganization, Old EZCORP was merged with and into EZCORP, and Old EZCORP ceased to exist. From and after the effective time of the Reorganization, EZCORP’s certificate of incorporation and by-laws were each amended and restated. The amended and restated certificate of incorporation and by-laws of EZCORP are substantially similar in all material respects to the amended certificate of incorporation and by-laws of Old EZCORP in effect prior to the Reorganization, except that the amended and restated certificate of incorporation of EZCORP authorizes 55,550,000 shares of EZCORP Class A Non-Voting Common Stock.
The foregoing description of the EZCORP amended and restated certificate of incorporation and EZCORP by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the EZCORP amended and restated certificate of incorporation and EZCORP by-laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated herein by reference.
Item 5.07 — Submission of Matters to a Vote of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
As disclosed above, the Reorganization was approved by MS Pawn Limited Partnership, the holder of 100% of the outstanding shares of Old EZCORP Class B Voting Common Stock, by its written consent on October 1, 2013. Pursuant to the certificate of incorporation of Old EZCORP and the DGCL, only the shares of Old EZCORP Class B Voting Common Stock were entitled to vote upon the Reorganization, and no vote or other action was required by the holders of the outstanding shares of Old EZCORP Class A Non-Voting Common Stock in order to approve the Reorganization. A Notice of Action Taken By Written Consent of Stockholders, a copy of which is filed as Exhibit 99.1 hereto, and which is incorporated herein by reference, will be provided to the holders of the Old EZCORP Class A Non-Voting Common Stock in accordance with Section 228(e) of the DGCL.

Item 9.01 — Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 1, 2013, by and between EZCORP, Inc. and EZMergeco, Inc.

3.1	Amended and Restated Certificate of Incorporation of EZCORP, Inc.

3.2	By-Laws of EZCORP, Inc.

4.1	Description of EZCORP, Inc. Class A Non-Voting Common Stock.

10.1	Assumption Agreement, dated as of October 1, 2013, by and between EZMergeco, Inc. and EZCORP, Inc.

99.1	Notice of Action Taken By Written Consent of Stockholders pursuant to Section 228(e) of the General Corporation Law of the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.
Date:	October 2, 2013	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 1, 2013, by and between EZCORP, Inc. and EZMergeco, Inc.

3.1	Amended and Restated Certificate of Incorporation of EZCORP, Inc.

3.2	By-Laws of EZCORP, Inc.

4.1	Description of EZCORP, Inc. Class A Non-Voting Common Stock.

10.1	Assumption Agreement, dated as of October 1, 2013, by and between EZMergeco, Inc. and EZCORP, Inc.

99.1	Notice of Action Taken By Written Consent of Stockholders pursuant to Section 228(e) of the General Corporation Law of the State of Delaware.